UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

AVROBIO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Broadway

14th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 914-8420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on January 30, 2024, AVROBIO, Inc., a Delaware corporation (“AVRO” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among AVRO, Alpine Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of AVRO (“Merger Sub”), and Tectonic Therapeutic, Inc., a Delaware corporation (“Tectonic”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Tectonic (the “Merger”), with Tectonic continuing as a wholly owned subsidiary of AVRO and the surviving corporation of the Merger.

Item 8.01	Other Events

In connection with the Merger, AVRO held a special meeting of its stockholders on June 11, 2024 (the “Special Meeting”), at which AVRO’s stockholders approved effecting a reverse stock split of AVRO’s issued common stock at a ratio in the range between 1:3 and 1:30, inclusive, with the final ratio and effectiveness of all other ratios of such amendment and the abandonment of such amendment to be mutually agreed by the board of directors of AVRO and the board of directors of Tectonic prior to the effective time (the “Reverse Stock Split”). AVRO’s board of directors previously approved, subject to AVRO’s stockholder approval of the Reverse Stock Split at the Special Meeting, a final ratio of 1-for-12 for the Reverse Stock Split.

The closing of the Merger is anticipated to take place on or around June 18, 2024. On June 18, 2024, prior to the closing of the Merger, AVRO will file a certificate of amendment to AVRO’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, with an effective time of 4:00 p.m. Eastern Time on June 18, 2024 (the “Effective Time”).

As of the Effective Time, each 12 shares of AVRO common stock, par value $0.0001, per share of AVRO (“Common Stock”) outstanding immediately prior to the Effective Time will be combined and reclassified, automatically and without any action on the part of AVRO or its stockholders, into one new share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, if upon aggregating all of the shares of Common Stock held by a record holder immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, the Company shall pay in cash (without interest) to each such holder an amount equal to the product of such resulting fractional interest in one share of Common Stock multiplied by the closing trading price on the Nasdaq Stock Market LLC of a share of Common Stock on the last trading day immediately prior to the date on which the Effective Time occurs (with such price proportionately adjusted to give effect to the Reverse Stock Split).

The Common Stock will commence trading on a split-adjusted basis, under the ticker symbol “TECX,” at the open of trading on June 20, 2024, at which time the Common Stock will be represented by a new CUSIP number 878972108. The par value per share of the Common Stock will remain unchanged.

In addition, effective as of the Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made in accordance with the terms of the Amended and Restated 2015 Stock Option and Grant Plan, 2018 Stock Option and Incentive Plan, 2018 Employee Stock Purchase Plan, 2019 Inducement Plan, and 2020 Inducement Plan, each, as amended from time to time (collectively, the “Plans”), with respect to the number of shares subject to outstanding equity awards, the per-share exercise or purchase price (if any) with respect to those awards, and the number of shares of Common Stock reserved for future issuance under the Plans.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Merger or Reverse Stock Split; the combined company’s listing on Nasdaq after the closing of the proposed Merger (the “Closing”); expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K and the exhibits filed or furnished herewith are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting AVRO, Tectonic, the Merger or the private placement financings will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond AVRO’s control. AVRO’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the Closing are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in AVRO’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 14, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as the final prospectus on Form 424(b)(3) filed with the SEC on May 3, 2024, and in other filings that AVRO makes and will make with the SEC in connection with the proposed Merger. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. AVRO expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K and the exhibits filed or furnished herewith do not purport to summarize all of the conditions, risks and other attributes of an investment in AVRO or Tectonic.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: June 14, 2024	By:	/s/ Erik Ostrowski
Erik Ostrowski
President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer